Subsequent Events	12 Months Ended
Feb. 29, 2020
Subsequent Events [Abstract]
Subsequent Events
19.	SUBSEQUENT EVENTS

The Group entered into share purchase agreements with Four Seasons Online Education (Cayman) Inc., the Cayman holding company of Fuxi Network. Fuxi Network is an online education and training service provider and a related party entity controlled by Tian Peiqing, Chairman of the Group (see note 13). Under the agreements, the Group purchased 2,564,103 Series B preferred shares and 1,923,077 Series B-2 preferred shares of Four Seasons Online Education (Cayman) Inc. in March and April 2020, respectively, with the total cash consideration of US$5,833.

Since January 2020, COVID-19 has spread rapidly in many parts of China and other parts of the world. The epidemic has resulted in quarantines, travel restrictions, and the temporary closure of facilities in China and elsewhere. The Group’s revenue and workforce are concentrated in the PRC. In response to the COVID-19 pandemic, the Group has suspended all in person courses at learning centers nationwide and temporarily transitioned the course delivery method to be online starting from February 2020. These changes are expected to result in lower revenue and lower operating income and margins in the first and second quarters of fiscal year 2021. While the disruption is currently expected to be temporary and the in-person courses started to resume gradually in late May, there is considerable uncertainty. It may have a material impact to the results of operations, cash flows and financial condition. However, the related financial impact and duration cannot be reasonably estimated at this time.